UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

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TEMECULA VALLEY BANCORP INC.
(Exact name of Registrant as specified in its charter)

California		46-0476193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
27710 Jefferson Avenue Suite A100 Temecula, California	92590
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (951) 694-9940

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Frank Basirico, Jr., 53, has been appointed Chief Credit Officer of Temecula Valley Bank ("Bank"), the principal subsidiary of Temecula Valley Bancorp Inc. (NASDAQ: TMCV). Mr. Basirico assumed this role at the Bank on January 15, 2008. Mr. Basirico’s former position at the Bank was as Chief Administrative Officer. Mr. Basirico’s employment agreement with the Bank will remain the same, other than the change of title.

Item 9.01     Financial Statements and Exhibits.

(d)   Exhibits

       99.1  Press Release dated January 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMECULA VALLEY BANCORP INC.

Date:	January 15, 2008	By:	/s/ STEPHEN H. WACKNITZ
Stephen H. Wacknitz
Chief Executive Officer and President